Exhibit 99.2

Boston Scientific announces completion of €1.5 billion offering of senior notes

MARLBOROUGH, Mass., February 26, 2025 – Boston Scientific Corporation (the “Company”) (NYSE: BSX) today announced that American Medical Systems Europe B.V. (“AMS Europe”), its wholly owned finance subsidiary, has completed a public offering of €850,000,000 aggregate principal amount of 3.000% notes due 2031 and €650,000,000 aggregate principal amount of 3.250% notes due 2034 (collectively, the “Notes”). The Notes are fully and unconditionally guaranteed by the Company. Application has been made for the Notes to be admitted to the Official List of the Irish Stock Exchange plc trading as Euronext Dublin and to trading on the Global Exchange Market thereof.

The Company intends to use the net proceeds from the offering, together with cash on hand, to fund the repayment at maturity of AMS Europe’s 0.750% senior notes due March 8, 2025 and to pay accrued and unpaid interest with respect to such notes, and for general corporate purposes, which may include, among other things, short term investments, reduction of short term debt, funding of working capital and potential future acquisitions.

About Boston Scientific

Boston Scientific transforms lives through innovative medical technologies that improve the health of patients around the world. As a global medical technology leader for more than 45 years, we advance science for life by providing a broad range of high-performance solutions that address unmet patient needs and reduce the cost of health care. Our portfolio of devices and therapies helps physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological and urological diseases and conditions. Learn more at www.bostonscientific.com and connect on LinkedIn and X, formerly Twitter.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the financial and business impact of the transaction and anticipated benefits of the transaction, our business plans and strategy, and product performance and impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.

As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations, future U.S. and global political, competitive, reimbursement and regulatory conditions; geopolitical events; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change-related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions and the market acceptance of those products; market competition for our products; expected pricing environment; expected procedural volumes; the closing and integration of acquisitions; demographic trends; intellectual property rights; litigation; financial market conditions; the execution and effect of our restructuring program; the execution and effect of our business strategy, including our cost-savings and growth initiatives; our ability to achieve environmental, social and governance goals; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this press release.

CONTACTS

Chanel Hastings
Media Relations
+1 (508) 382-0288
Chanel.Hastings@bsci.com

Jon Monson
Investor Relations
+1 (508) 683-5450
BSXInvestorRelations@bsci.com